EXHIBIT 99.1
Distribution Tables of Composition of Receivables as of August 31, 2011 (the Cut-off Date)
Set forth below is information as of August 31, 2011 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Lease Trust 2011-B on or about September 28, 2011. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.
Characteristics of Receivables as of the Cut-off Date:

	Average	Minimum	Maximum
Securitization Value	$22,330.17	$7,211.55	$94,655.34
Base Residual	$15,151.74	$4,991.30	$55,098.00
Seasoning (Months)(1)(2)	11	2	39
Remaining Term (Months)(1)	29	12	58
Original Term (Months)(1)	39	36	60
Discounted Base Residual as a % of Securitization Value	57.32%
Base Residual as a % of MSRP	48.12%
Percentage of Securitization Value Financed	Nissan 72.27%
through Nissan or Infiniti Dealers	Infiniti 27.73%

(1)	Weighted average by Securitization Value as of the Statistical Cutoff Date.

(2)	Seasoning is the number of months elapsed since origination of a Lease.
FICO® Score Distribution of the Receivables

				Percentage of
		Percentage of		Aggregate
	Number	Total Number of	Aggregate	Securitization
FICO® Score Range	of Leases	Leases(1)	Securitization Value(1)	Value(1)
Unavailable	153	0.29%	$4,418,047.67	0.38%
551 — 600	26	0.05	585,255.35	0.05
601 — 650	3,138	6.00	70,747,343.42	6.05
651 — 700	9,498	18.15	210,648,314.79	18.02
701 — 750	13,084	25.00	290,469,698.78	24.85
751 — 800	12,648	24.17	284,947,311.59	24.38
801 — 850	12,598	24.07	280,739,296.41	24.02
851 — 900	1,192	2.28	26,138,731.35	2.24

Total	52,337	100.00%	$1,168,693,999.35	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leased Vehicles by Model

				Percentage of
			Aggregate	Aggregate
	Number	Percentage of Total	Securitization	Securitization
Models	of Leases	Number of Leases(1)	Value(1)	Value(1)
Altima	12,992	24.82%	$239,047,783.27	20.45%
G37	5,875	11.23	176,522,723.72	15.10
Maxima	6,969	13.32	175,839,722.06	15.05
Rogue	7,216	13.79	137,716,745.10	11.78
Sentra	6,156	11.76	86,845,646.31	7.43
Murano	3,672	7.02	85,462,026.48	7.31
M37	1,092	2.09	41,502,669.93	3.55
QX56	614	1.17	32,089,575.60	2.75
Pathfinder	1,206	2.30	28,108,838.44	2.41
FX35	745	1.42	24,717,584.72	2.11
Armada	702	1.34	23,558,360.62	2.02
Altima Coupe	1,164	2.22	23,250,249.12	1.99
G25	761	1.45	20,326,652.58	1.74
EX35	661	1.26	17,935,791.70	1.53
Frontier	647	1.24	13,323,387.07	1.14
370Z	233	0.45	7,183,037.82	0.61
M35	195	0.37	5,847,190.43	0.50
Juke	279	0.53	5,569,105.61	0.48
Cube	399	0.76	5,190,201.04	0.44
Versa	357	0.68	4,825,656.22	0.41
M56	87	0.17	4,035,923.18	0.35
Quest	127	0.24	3,694,722.52	0.32
Xterra	102	0.19	2,229,927.92	0.19
GT-R	28	0.05	2,179,621.08	0.19
FX50	21	0.04	802,634.14	0.07
Titan	22	0.04	557,536.66	0.05
G35	14	0.03	292,015.34	0.02
M45	1	0.00 (2)	38,670.69	0.00 (2)

Total	52,337	100.00%	$1,168,693,999.35	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

(2)	Less than 0.01% but greater than 0.00%.
Distribution of the Leased Vehicles by Vehicle Type

				Percentage of
			Aggregate	Aggregate
	Number	Percentage of Total	Securitization	Securitization
Vehicle Type	of Leases	Number of Leases(1)	Value(1)	Value(1)
Car	36,450	69.64%	$796,622,485.31	68.16%
Crossover	12,594	24.06	272,203,887.74	23.29
SUV	2,624	5.01	85,986,702.57	7.36
Truck	669	1.28	13,880,923.73	1.19

Total	52,337	100.00%	$1,168,693,999.35	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by Original Lease Term

				Percentage of
			Aggregate	Aggregate
	Number	Percentage of Total	Securitization	Securitization
Months	of Leases	Number of Leases(1)	Value(1)	Value(1)
36 or Fewer	144	0.28%	$4,627,885.84	0.40%
37 to 42	51,706	98.79	1,146,595,946.11	98.11
43 to 48	313	0.60	11,647,128.03	1.00
49 to 60	174	0.33	5,823,039.37	0.50

Total	52,337	100.00%	$1,168,693,999.35	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.
Distribution of the Leases by Remaining Lease Term

				Percentage of
			Aggregate	Aggregate
	Number	Percentage of Total	Securitization	Securitization
Months	of Leases	Number of Leases(1)	Value(1)	Value(1)
1 to 12	452	0.86%	$8,200,074.13	0.70%
13 to 18	3,994	7.63	76,138,259.01	6.51
19 to 24	11,557	22.08	244,935,818.17	20.96
25 to 30	14,560	27.82	331,740,763.46	28.39
31 to 36	17,237	32.93	401,783,956.31	34.38
37 to 42	4,250	8.12	95,287,405.70	8.15
43 to 48	130	0.25	5,157,783.57	0.44
49 to 54	64	0.12	2,347,306.95	0.20
55 to 60	93	0.18	3,102,632.06	0.27

Total	52,337	100.00%	$1,168,693,999.35	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by Quarter of Maturity

		Percentage		Percentage of
		of Total	Aggregate	Aggregate		Percentage of
	Number	Number of	Securitization	Securitization	Aggregate	Aggregate Base
Maturity Date	of Leases	Leases(1)	Value(1)	Value(1)	Base Residual(1)	Residual(1)
Third Quarter 2012	452	0.86%	$8,200,074.13	0.70%	$6,629,433.65	0.84%
Fourth Quarter 2012	1,533	2.93	28,032,810.70	2.40	21,936,871.46	2.77
First Quarter 2013	2,461	4.70	48,105,448.31	4.12	36,657,289.45	4.62
Second Quarter 2013	4,076	7.79	86,935,515.30	7.44	64,347,788.32	8.11
Third Quarter 2013	7,481	14.29	158,000,302.88	13.52	112,392,958.94	14.17
Fourth Quarter 2013	7,089	13.54	159,118,271.49	13.62	109,582,219.51	13.82
First Quarter 2014	7,471	14.27	172,622,491.97	14.77	117,037,737.46	14.76
Second Quarter 2014	8,086	15.45	189,895,911.37	16.25	126,861,804.81	16.00
Third Quarter 2014	9,151	17.48	211,888,044.94	18.13	134,460,459.95	16.96
Fourth Quarter 2014	4,147	7.92	91,302,690.46	7.81	56,224,373.23	7.09
First Quarter 2015	103	0.20	3,984,715.24	0.34	2,089,614.79	0.26
Second Quarter 2015	118	0.23	4,792,128.10	0.41	2,366,549.25	0.30
Third Quarter 2015	12	0.02	365,655.47	0.03	156,419.05	0.02
Fourth Quarter 2015	14	0.03	509,906.74	0.04	217,911.30	0.03
First Quarter 2016	50	0.10	1,837,400.20	0.16	776,268.40	0.10
Second Quarter 2016	87	0.17	2,933,562.61	0.25	1,190,557.61	0.15
Third Quarter 2016	6	0.01	169,069.45	0.01	68,207.10	0.01

Total	52,337	100.00%	$1,168,693,999.35	100.00%	$792,996,464.28	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by State

		Percentage of	Aggregate	Percentage of
	Number	Total Number of	Securitization	Aggregate
State	of Leases(1)	Leases(1)(2)	Value(1)(2)	Securitization Value(1)(2)
New Jersey	7,626	14.57%	$174,746,412.72	14.95%
Florida	7,115	13.59	165,838,016.67	14.19
New York	7,339	14.02	143,554,975.14	12.28
California	3,326	6.35	80,618,468.07	6.90
Pennsylvania	3,561	6.80	75,074,205.01	6.42
Texas	2,550	4.87	65,195,552.40	5.58
Ohio	2,616	5.00	56,088,121.98	4.80
Massachusetts	2,369	4.53	48,636,433.86	4.16
Connecticut	1,936	3.70	40,720,702.82	3.48
Illinois	1,480	2.83	35,168,785.66	3.01
Michigan	1,436	2.74	29,596,467.31	2.53
Georgia	968	1.85	23,668,509.75	2.03
Minnesota	876	1.67	18,209,758.00	1.56
Indiana	797	1.52	16,476,947.14	1.41
North Carolina	646	1.23	15,714,415.09	1.34
Virginia	602	1.15	14,890,910.17	1.27
Wisconsin	657	1.26	13,715,480.42	1.17
Arizona	499	0.95	12,262,191.33	1.05
Maryland	453	0.87	12,044,819.99	1.03
Missouri	441	0.84	10,220,337.70	0.87
New Hampshire	463	0.88	9,618,047.00	0.82
Tennessee	342	0.65	8,902,734.18	0.76
Colorado	369	0.71	8,628,007.22	0.74
Nevada	366	0.70	8,112,718.35	0.69
Rhode Island	356	0.68	7,525,613.94	0.64
Iowa	345	0.66	7,392,094.70	0.63
Louisiana	281	0.54	7,272,713.99	0.62
Washington	270	0.52	6,853,676.05	0.59
South Carolina	243	0.46	5,719,835.30	0.49
Alabama	220	0.42	5,599,141.04	0.48
Kentucky	195	0.37	4,382,409.61	0.37
Nebraska	193	0.37	3,910,847.22	0.33
Utah	156	0.30	3,778,142.76	0.32
Kansas	160	0.31	3,775,266.04	0.32
Delaware	161	0.31	3,633,754.16	0.31
Maine	143	0.27	2,912,451.60	0.25
Oregon	97	0.19	2,741,405.48	0.23
Mississippi	99	0.19	2,303,429.39	0.20
Vermont	116	0.22	2,210,256.17	0.19
Hawaii	96	0.18	2,179,934.78	0.19
Oklahoma	74	0.14	1,979,108.34	0.17
West Virginia	58	0.11	1,266,316.60	0.11
District of Columbia	48	0.09	1,261,955.27	0.11
North Dakota	46	0.09	942,375.84	0.08
South Dakota	43	0.08	906,289.36	0.08
New Mexico	31	0.06	757,197.05	0.06
Arkansas	23	0.04	590,182.09	0.05
Idaho	23	0.04	464,038.27	0.04
Wyoming	13	0.02	318,176.41	0.03
Montana	11	0.02	258,345.17	0.02
Alaska	3	0.01	56,024.75	0.00 (3)

Total	52,337	100.00%	$1,168,693,999.35	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Based on the billing addresses of lessees.

(2)	Balances and percentages may not add to total due to rounding.

(3)	Less than 0.01% but greater than 0.00%.